                                                                               .
                                                                               .
                                                                               .
                                                                  EXHIBIT (g)(v)

                          SHAREHOLDER SERVICE AGREEMENT
                                     AMENDED
                                   SCHEDULE A


Name of Fund                                                  Effective Date
------------                                                  --------------
Schwab 1000 Fund                                              May 1, 1993
Schwab Long-Term Government
  Bond Fund                                                   May 1, 1993
Schwab Short-Term Bond Market Fund
  (Formerly known as Schwab Short-Term
  Bond Market Index Fund; and
  Schwab Short/Intermediate
  Government Bond Fund)                                       May 1, 1993
Schwab Total Bond Market Fund
  (Formerly known as Schwab Total Bond
  Market Index Fund; and Schwab
  Long-Term Government Bond Fund)                             May 1, 1993
Schwab California Long-Term Tax-Free Bond Fund                May 1, 1993
Schwab California Short/Intermediate Tax-Free Bond Fund       May 1, 1993

Schwab Short/Intermediate
  California Tax-Free Bond Fund                               May 1, 1993
Schwab Long-Term Tax-Free Bond Fund                           May 1, 1993
Schwab Short/Intermediate
  Tax-Free Bond Fund                                          May 1, 1993
Schwab YieldPlus Fund                                         July 21, 1999
Schwab GNMA Fund                                              January 27, 2003
Schwab California Tax-Free YieldPlus Fund                     November 15, 2004
Schwab Tax-Free YieldPlus Fund                                November 15, 2004
Schwab Inflation Protected Fund                               January 21, 2006
Schwab Global Real Estate Fund                                February 28, 2007

                                           SCHWAB INVESTMENTS

                                           By:
                                                    -------------------------
                                           Name:    Kimon Daifotis
                                           Title:   Senior Vice President and
                                                    Chief Investment Officer

                                           CHARLES SCHWAB & CO., INC.

                                           By:
                                                    -------------------------
                                           Name:    Fred Potts
                                           Title:   Senior Vice President

Dated:
       --------------------

                                     AMENDED
                                   SCHEDULE C
                            SHAREHOLDER SERVICE FEES


Name of Fund                                     Fee
------------                                     ---
Schwab 1000 Fund -- Investor Shares              Twenty one-hundredths of one percent (.20%) of the
                                                 class's average annual net assets, calculated and
                                                 payable on a monthly basis

Schwab 1000 Fund -- Select Shares TM             Five one-hundredths of one percent (.05%) of the
                                                 class's average annual net assets, calculated and
                                                 payable on a monthly basis

Schwab Total Bond Market Fund                    Twenty one-hundredths of one percent (.20%) of the
(Formerly known as Schwab Total Bond             Fund's average annual net assets, calculated and
Market Index Fund; and Schwab                    payable on a monthly basis
Long-Term Government Bond Fund)

Schwab Short-Term Bond Market Fund               Twenty one-hundredths of one percent (.20%) of the
(Formerly known as Schwab Short-Term             Fund's average annual net assets, calculated and
Bond Market Index Fund; and Schwab               payable on a monthly basis
Short/Intermediate Government Bond Fund)


Schwab Long-Term California                      Twenty one-hundredths of one percent (.20%) of the
  Tax-Free Bond Fund                             Fund's average annual net assets, calculated and
                                                 payable on a monthly basis

Schwab Short/Intermediate California             Twenty one-hundredths of one percent (.20%) of the
  Tax-Free Bond Fund                             Fund's average annual net assets, calculated and
                                                 payable on a monthly basis

Schwab Long-Term Tax-Free Bond Fund              Twenty one-hundredths of one percent (.20%) of the
                                                 Fund's average annual net assets, calculated and
                                                 payable on a monthly basis

Schwab Short/Intermediate                        Twenty one-hundredths of one percent (.20%) of the
  Tax-Free Bond Fund                             Fund's average annual net assets, calculated and
                                                 payable on a monthly basis

Schwab YieldPlus Fund -- Investor Shares         Twenty one-hundredths of one percent (.20%) of the
                                                 class's average annual net assets, calculated and
                                                 payable on a monthly basis

Schwab YieldPlus Fund -- Select Shares           Five one-hundredths of one percent (.05%) of the
                                                 class's average annual net assets, calculated and
                                                 payable on a monthly basis

Schwab GNMA Fund -- Investors Shares             Twenty one-hundredths of one percent (.20%) of the
                                                 class's average annual net assets, calculated and
                                                 payable on a monthly basis

Schwab GNMA Fund -- Select Shares                Five one-hundredths of one percent (.05%) of the
                                                 class's average annual net assets, calculated and
                                                 payable on a monthly basis

Schwab California Tax-Free                       Twenty one-hundredths of one percent (.20%) of the
YieldPlus Fund -- Investors Shares               class's average annual net assets, calculated and
                                                 payable on a monthly basis

Schwab California Tax-Free YieldPlus             Five one-hundredths of one percent (.05%) of the
Fund -- Select Shares                            class's average annual net assets, calculated and
                                                 payable on a monthly basis

Schwab Tax-Free YieldPlus                        Twenty one-hundredths of one percent (.20%) of the
Fund -- Investors Shares                         class's average annual net assets, calculated and
                                                 payable on a monthly basis

Schwab Tax-Free YieldPlus                        Five one-hundredths of one percent (.05%) of the
Fund -- Select Shares                            class's average annual net assets, calculated and
                                                 payable on a monthly basis

Schwab Inflation Protected                       Twenty one-hundredths of one percent (.20%) of the
Fund -- Investor Shares                          class's average annual net assets, calculated and
                                                 payable on a monthly basis

Schwab Inflation Protected                       Five one-hundredths of one percent (.05%) of the
Fund -- Select Shares                            class's average annual net assets, calculated and
                                                 payable on a monthly basis

Schwab Global Real Estate
Fund -- Investor Shares

Schwab Global Real Estate
Fund -- Select Shares

                                           SCHWAB INVESTMENTS

                                           By:
                                                    -------------------------
                                           Name:    Kimon Daifotis
                                           Title:   Senior Vice President and
                                                    Chief Investment Officer

                                           CHARLES SCHWAB & CO., INC.

                                           By:
                                                    -------------------------
                                           Name:    Fred Potts
                                           Title:   Senior Vice President


Dated as of
             --------------